As filed with the Securities and Exchange Commission on February 12, 2002

                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement                      / /Confidential, For Use of the Commission Only (as
                                                        permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12

                    Merrill Lynch Municipal Bond Fund, Inc.
                P.O. Box 9011 Princeton, New Jersey 08543-9011
------------------------------------------------------------------------------
               (Name of Registrants as Specified In Its Charter)
                                 SAME AS ABOVE
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X / No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
_______________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
_______________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
_______________________________________________________________________________
(5) Total fee paid:
_______________________________________________________________________________


 / / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
_______________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
_______________________________________________________________________________
(3) Filing Party:
_______________________________________________________________________________
(4) Date Filed:

                   MERRILL LYNCH ARIZONA MUNICIPAL BOND FUND
                 MERRILL LYNCH CONNECTICUT MUNICIPAL BOND FUND
                  MERRILL LYNCH MARYLAND MUNICIPAL BOND FUND
                MERRILL LYNCH MASSACHUSETTS MUNICIPAL BOND FUND
                  MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND
                  MERRILL LYNCH MINNESOTA MUNICIPAL BOND FUND
               MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
                    MERRILL LYNCH OHIO MUNICIPAL BOND FUND
                    MERRILL LYNCH TEXAS MUNICIPAL BOND FUND
       EACH A SERIES OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST


Dear Shareholder:

     As a shareholder of one of the series of Merrill Lynch Multi-State Municipal Series Trust ("Municipal Series Trust") listed above (each, a "State Fund" and collectively, the "State Funds"), you are being asked to consider the following:

     (1) the election of the Board of Trustees of Municipal Series Trust; and

     (2) the acquisition of your fund by the National Portfolio (the "National Portfolio"), a series of Merrill Lynch Municipal Bond Fund, Inc. ("Municipal Bond Fund").

     Each acquisition of a State Fund by the National Portfolio is individually referred to as a "State Fund Acquisition," and the State Fund Acquisitions are collectively referred to as the "Reorganization." The following chart outlines the Reorganization structure.

------------------------------------------------------- --------------------------------------------------------------
                    Surviving Fund                                             Acquired Funds

------------------------------------------------------- --------------------------------------------------------------
                                                        Merrill Lynch Arizona Municipal Bond Fund
                                                        Merrill Lynch Connecticut Municipal Bond Fund
                                                        Merrill Lynch Maryland Municipal Bond Fund
                                                        Merrill Lynch Massachusetts Municipal Bond Fund
The National Portfolio of                               Merrill Lynch Michigan Municipal Bond Fund
Merrill Lynch Municipal Bond Fund, Inc.                 Merrill Lynch Minnesota Municipal Bond Fund
                                                        Merrill Lynch North Carolina Municipal Bond Fund
                                                        Merrill Lynch Ohio Municipal Bond Fund
                                                        Merrill Lynch Texas Municipal Bond Fund
------------------------------------------------------- --------------------------------------------------------------

         On March 18, 2002, your State Fund will hold a Special Meeting of Shareholders to elect the Board of Trustees of Municipal Series Trust and to consider your State Fund Acquisition. A joint proxy statement and prospectus, which provides information about the election of the Board of Trustees and each State Fund Acquisition, is enclosed along with a Question and Answer Sheet that addresses frequently asked questions.

     You are being asked to elect a Board of Trustees of Municipal Series Trust to serve until their successors have been duly elected and qualified or until their earlier resignation or removal.

     You are also being asked to approve the Agreement and Plan of Reorganization (the "Agreement and Plan") whereby the National Portfolio will acquire substantially all of the assets, and assume substantially all of the liabilities, of each State Fund and will simultaneously distribute to each State Fund newly-issued shares of the National Portfolio. These shares will then be distributed to the shareholders of each participating State Fund on a proportionate basis. The shares of the National Portfolio that you receive will be the same class as the shares you held in your State Fund immediately prior to the applicable State Fund Acquisition. You should note that the shares of the National Portfolio differ from those of the State Funds in that the account maintenance fees for Class D shares of the National Portfolio are higher than the account maintenance fees for Class D shares of each State Fund, and the distribution fees for Class B and Class C shares of the National Portfolio are higher than the distribution fees for Class B and Class C shares of each State Fund. When a State Fund Acquisition is completed, the participating State Fund will be terminated as a series of Municipal Series Trust.

     The investment objectives of each State Fund and the National Portfolio are similar; however, they differ with respect to the tax-exempt nature of the income paid to their respective shareholders. The investment objective of each State Fund is to provide shareholders with income exempt from Federal income taxes, the designated state's personal income taxes (where applicable) and, in certain instances, the designated state's corporate income tax, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. The investment objective of the National Portfolio is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies.

     The Board of Trustees of Municipal Series Trust believes each State Fund Acquisition is in the best interests of each State Fund and its shareholders. It encourages shareholders to vote FOR the applicable State Fund Acquisition after carefully reviewing the enclosed materials. The Board of Trustees also recommends that you vote FOR the election of the Trustee nominees.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign, date and return your proxy card in the enclosed postage paid return envelope. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, you may take advantage of these voting options. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder, reminding you to vote your shares.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact Georgeson Shareholder, at 1-866-515-0324.

                                           Sincerely,


                                           Alice P. Pellegrino
                                           Secretary of
                                           Merrill Lynch Multi-State Municipal
                                           Series Trust

Enclosure

     In this Question and Answer Sheet, we will refer to funds involved in the Reorganization as follows:

------------------------------------------------------------ ---------------------------------------------------------
Fund Name                                                    Abbreviation
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Municipal Bond Fund, Inc.                      Municipal Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
The National Portfolio                                       National Portfolio or the Surviving Fund
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Multi-State Municipal Series Trust             Municipal Series Trust
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Arizona Municipal Bond Fund                    Arizona Fund
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Connecticut Municipal Bond Fund                Connecticut Fund
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Maryland Municipal Bond Fund                   Maryland Fund
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Massachusetts Municipal Bond Fund              Massachusetts Fund
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Michigan Municipal Bond Fund                   Michigan Fund
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Minnesota Municipal Bond Fund                  Minnesota Fund
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch North Carolina Municipal Bond Fund             North Carolina Fund
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Ohio Municipal Bond Fund                       Ohio Fund
------------------------------------------------------------ ---------------------------------------------------------
Merrill Lynch Texas Municipal Bond Fund                      Texas Fund
------------------------------------------------------------ ---------------------------------------------------------

Q.   Why am I receiving this proxy statement and prospectus?

A. As a shareholder of the Arizona Fund, the Connecticut Fund, the Maryland Fund, the Massachusetts Fund, the Michigan Fund, the Minnesota Fund, the North Carolina Fund, the Ohio Fund, or the Texas Fund (each, a "State Fund" and collectively, the "State Funds"), each a series of Municipal Series Trust, you are being asked to do the following:

     (1) Vote on the election of the Board of Trustees of Municipal Series
     Trust.

     (2) Approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan") between Municipal Bond Fund and Municipal Series Trust under which the National Portfolio, a series of Municipal Bond Fund, will acquire substantially all of the assets, and will assume substantially all of the liabilities, of your State Fund in return for an equal aggregate value of newly-issued shares of the National Portfolio. Such shares will then be distributed on a proportionate basis to shareholders of such State

     Fund. Each transaction is referred to as a "State Fund Acquisition." The State Fund Acquisitions are collectively referred to as the "Reorganization."

     Each State Fund Acquisition requires the approval of the shareholders of the applicable State Fund as described below. The election of the Board of Trustees requires the approval of the shareholders of all of the series of Municipal Series Trust, which includes each State Fund, as well as Merrill Lynch Florida Municipal Bond Fund (the "Florida Fund"), Merrill Lynch New Jersey Municipal Bond Fund (the "New Jersey Fund"), Merrill Lynch New York Municipal Bond Fund (the "New York Fund"), and Merrill Lynch Pennsylvania Municipal Bond Fund (the "Pennsylvania Fund") (each, a "Series") as described below.

Q.   Who is receiving this proxy statement and prospectus?

A. Shareholders of each State Fund are receiving this proxy statement and prospectus.

     Shareholders of the Florida Fund, the New Jersey Fund, the New York Fund, and the Pennsylvania Fund, the other Series of Municipal Series Trust, will receive a separate Proxy Statement with respect to the election of the Board of Trustees of Municipal Series Trust (Item 1 listed above). The vote of the shareholders of the Florida Fund, the New Jersey Fund, the New York Fund, and the Pennsylvania Fund is not required with respect to the approval or disapproval of the Agreement and Plan (Item 2 listed above).

     Shareholders of the National Portfolio are not receiving this proxy statement and prospectus because they will not vote on any State Fund Acquisition or on the election of Trustees.

Q.   Will there be Shareholders' Meetings?

A. Yes, a Special Meeting of Shareholders for each State Fund (each, a "Meeting" and collectively, the "Meetings") will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, March 18, 2002, at the following times:

                State Fund                           Meeting Time
                ----------                           ------------
                Arizona Fund                          9:30 a.m. Eastern time
                Connecticut Fund                     10:00 a.m. Eastern time
                Maryland Fund                        10:30 a.m. Eastern time
                Massachusetts Fund                   11:00 a.m. Eastern time
                Michigan Fund                        11:30 a.m. Eastern time
                Minnesota Fund                       12:00 p.m. Eastern time
                North Carolina Fund                  12:30 p.m. Eastern time
                Ohio Fund                             1:00 p.m. Eastern time
                Texas Fund                            1:30 p.m. Eastern time

Q. Which Fund will be the Surviving Fund and which Funds will be the Acquired Funds in the Reorganization?

A. The National Portfolio will be the Surviving Fund and each State Fund that participates in a State Fund Acquisition will be an Acquired Fund.

Q.   Will a State Fund Acquisition change my privileges as a shareholder?

A. Your rights as a shareholder will not change in any substantial way as a result of a State Fund Acquisition. In addition, the shareholder services available to you after a State Fund Acquisition will be substantially the same as the shareholder services currently available to you.

Q. As an owner of shares of a State Fund, will I own the same class of shares of the National Portfolio after a State Fund Acquisition as I currently own?

A. Yes. The shares of the National Portfolio that you receive in a State Fund Acquisition will be the same class as the shares you currently own in your State Fund. For example, if you own Class B shares of the Arizona Fund, you will receive Class B shares of the National Portfolio as a result of a State Fund Acquisition.

     Note that the shares of the National Portfolio differ from those of the State Funds in that the account maintenance fees for Class D shares of the National Portfolio are higher than the account maintenance fees for Class D shares of each State Fund, and the distribution fees for Class B and Class C shares of the National Portfolio are higher than the distribution fees for Class B and Class C shares of each State Fund. Fund Asset Management, L.P. ("FAM"), the manager of each State Fund and the National Portfolio, expects that the expense savings from each State Fund Acquisition and the Reorganization will more than offset the higher fees that such State Fund shareholders would pay as shareholders of the Surviving Fund.

Q.   How is a State Fund Acquisition expected to benefit shareholders?

A.   Shareholders should consider the following:

     o After any State Fund Acquisition, it is expected that shareholders of the applicable State Fund will remain invested in an open-end fund with a substantially larger combined asset base;

     o After any State Fund Acquisition, it is expected that shareholders of the applicable State Fund will experience improved economies of scale as shareholders of the

          Surviving Fund, which should result in reduced operating expenses for the Surviving Fund;

     o After any State Fund Acquisition, it is expected that shareholders of the applicable State Fund will benefit from greater flexibility in portfolio management as shareholders of the Surviving Fund;

     o After any State Fund Acquisition, shareholders of the applicable State Fund will be invested in a diversified fund; and

     o After any State Fund Acquisition, shareholders of the applicable State Fund can still redeem their shares or exchange them into certain other Merrill Lynch mutual funds.

     Note that after any State Fund Acquisition, shareholders of the applicable State Fund will no longer own shares that provide income that is exempt from state and local taxes; however, it is expected that any tax benefits lost will be more than offset by the Surviving Fund's lower expected investment advisory fee rate and lower expected total operating expense ratio;

Q.   Will a State Fund Acquisition affect the value of my investment?

A. The value of your investment will not change as a result of a State Fund Acquisition.

Q. As an owner of shares of a State Fund, will I own the same number of shares of the National Portfolio after a State Fund Acquisition as I currently own?

A. No. You will receive newly-issued shares of the National Portfolio that have the same aggregate net asset value as the shares of the State Fund owned by you as of the close of business on the New York Stock Exchange on the business day prior to the date on which the applicable State Fund Acquisition takes place (the "Valuation Time"). The number of shares you receive will depend on the relative net asset values of the shares of the applicable State Fund and the National Portfolio as of the Valuation Time. For example, assume that you own 10 Class A shares of the Arizona Fund. If the net asset value of that Fund's Class A shares as of the Valuation Time is $6 per share, and the net asset value of the Class A shares of the National Portfolio as of the Valuation Time is $12 per share, you will receive 5 Class A shares of the National Portfolio in that State Fund Acquisition. The aggregate net asset value of your investment will not change in connection with that State Fund Acquisition. (10 Arizona Fund Class A shares x $6 = $60; 5 National Portfolio Class A shares x $12 = $60).

     Thus, if as of the Valuation Time the net asset value of the shares of the National Portfolio is higher than the net asset value of your State Fund shares, you will receive fewer shares of the National Portfolio in the State Fund Acquisition than you held in your State Fund. On the other hand, if as of the Valuation Time the net asset value of the shares of the National Portfolio is lower than the net asset value of your State Fund shares, you will receive a greater number of shares of the National Portfolio in the State Fund Acquisition than you held in your State Fund. Either way, the aggregate net asset value of your shares immediately after the State Fund Acquisition will be the same as it was as of the Valuation Time.

Q.   What are the tax consequences for shareholders?

A. Each State Fund Acquisition is structured as a tax-free transaction so that the completion of a State Fund Acquisition itself will not result in Federal income tax liability for shareholders of a participating State Fund. Each State Fund and the National Portfolio will receive an opinion of counsel with respect to the tax-free treatment of the State Fund Acquisition.

     The tax consequences associated with an investment in shares of a State Fund are substantially similar to the tax consequences associated with an investment in shares of the National Portfolio, except that for shareholders of a State Fund, dividends received after a State Fund Acquisition from the Surviving Fund will not be exempt from applicable state and local taxes.

Q.   Who will manage the Surviving Fund after the Reorganization?

A. FAM serves as the manager for each State Fund and Municipal Bond Fund and will be the manager of the Surviving Fund after the Reorganization. The current portfolio manager for the National Portfolio is Walter O'Connor and it is expected that Mr. O'Connor will continue as portfolio manager for the Surviving Fund.

Q.   What will the name of the Surviving Fund be after the Reorganization?

A. The Surviving Fund's name will be the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc.

Q.   Is each State Fund Acquisition a separate transaction?

A. Yes. Under the Agreement and Plan, the failure of any State Fund shareholders to approve the Agreement and Plan will not affect the ability of any other State Fund to proceed with its State Fund Acquisition. The completion of any State Fund Acquisition is not contingent upon the completion of any other State Fund Acquisition. The Board of Trustees of Municipal Series Trust and the Board of Directors of Municipal Bond Fund may amend the Agreement and Plan to change the terms of a State Fund Acquisition at any time prior to the approval thereof by the shareholders of the applicable State Fund.

Q. How will approval of my State Fund Acquisition affect my vote for election of the Board of Trustees?

A. Regardless of whether the shareholders of a State Fund approve the applicable State Fund Acquisition, the Board of Trustees of Municipal Series Trust elected at the Meetings will continue to serve as the Trustees of Municipal Series Trust until their successors have been duly elected and qualified or until their earlier resignation or removal. If the shareholders of a State Fund approve the applicable State Fund Acquisition, they will become shareholders of the National Portfolio. The Board of Directors of Municipal Bond Fund is responsible for the overall supervision of the operations of the National Portfolio.

Q.   Why is my vote important?

A. A quorum for purposes of each Meeting means one-third of the outstanding shares of the applicable State Fund and one-third of the outstanding shares of each of Class B, Class C, and Class D shares of the applicable State Fund, present at the Meeting in person or by proxy.

     The election of the Board of Trustees of Municipal Series Trust requires the affirmative vote of a majority of the shares of each Series of Municipal Series Trust represented at the applicable special meeting of the Series.

     Approval of a State Fund Acquisition requires: (i) the affirmative vote of the shareholders of a State Fund, voting together as a single class, representing two-thirds of the outstanding shares entitled to be voted thereon, and (ii) the affirmative vote of the shareholders of each of Class B, Class C, and Class D shares of a State Fund, voting separately as a single class, representing two-thirds of the outstanding Class B, Class C, and Class D shares, respectively.

     The Board of Trustees of Municipal Series Trust urges every shareholder to vote. Please read all proxy materials thoroughly before casting your vote.

Q.   How can I vote?

A. You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these voting options. You may also vote in person at the Meeting. If you submitted a proxy by mail, by telephone or on the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or on the Internet.

Q.   Has each State Fund retained a proxy solicitation firm?

A. Yes, each State Fund has retained Georgeson Shareholder to assist in the solicitation of proxies for the Meetings. While each State Fund expects most proxies to be returned by mail, each State Fund may also solicit proxies by telephone, fax, telegraph or personal interview.


Q. What if there are not enough votes to reach a quorum or act on a proposal by the date of the Meeting?

A. In order to ensure that we receive enough votes, we may need to take further action. We or our proxy solicitation firm may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls. If, by the time scheduled for a Meeting, the required quorum of a State Fund's shareholders is not present or if a quorum is present but sufficient votes to elect the Board of Trustees of Municipal Series Trust or to approve or disapprove the Agreement and Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.

Q.   What is the Board of Trustees' recommendation?

A. The Board of Trustees of Municipal Series Trust recommends that shareholders vote FOR the election of the Trustee nominees and FOR the applicable State Fund Acquisition.